December 14, 2007
DREYFUS PREMIER STOCK FUNDS-
Dreyfus Premier International Equity Fund
Dreyfus Premier International Small Cap Fund
STRATEGIC FUNDS, INC.-
International Stock Fund
Emerging Markets Opportunity Fund
ADVANTAGE FUNDS, INC.-
Dreyfus Premier International Value Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Fund’s Statement of Additional Information entitled “Description of the Company and Fund[s]--Investment Restrictions”:

The Fund has adopted a policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

The following information supplements the information pertaining to the Fund’s Class I shares contained in the section of the Fund’s Statement of Additional Information entitled “How to Buy Shares”:

Class I shares are offered to certain funds in the Dreyfus Family of Funds.